EXHIBIT 10

[EXECUTION COPY]

FOURTH AMENDMENT
TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of July 31, 2003, is made by and among Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation) (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement defined below), the Banks (as defined in the Credit Agreement defined below), National City Bank in its capacity as administrative agent for the Banks under the Credit Agreement (the “Administrative Agent”) and as Lead Arranger and a Managing Agent, Fleet National Bank, as Syndication Agent and a Managing Agent, PNC Bank, National Association and Wachovia Bank, National Association (formerly, First Union National Bank), as Documentation Agents and Managing Agents, and Bank of America, N.A., The Bank of New York, and U.S. Bank National Association (formerly known as Firstar Bank, N.A.), as Managing Agents.

W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to that Credit Agreement, dated as of May 8, 2001, as amended by that First Amendment to Credit Agreement, dated as of October 20, 2001, that Second Amendment to Credit Agreement, dated as of February 25, 2002, and that Third Amendment to Credit Agreement, dated as of April 30, 2002 (as so amended, the “Credit Agreement”), and desire to amend various terms thereof as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” “hereby,” and similar references contained in the Credit Agreement, and each reference to “this Agreement” and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.

2.     Amendment of Credit Agreement.

          (a)     Recitals. Notwithstanding anything to the contrary set forth in the first paragraph of the recitals to the Credit Agreement, the parties hereto acknowledge and agree that (i) the 364-Day Loan Commitments have, by the terms of the Credit Agreement, expired, and (ii) Borrower has voluntarily reduced the Revolving Credit Commitments, pursuant to Section 4.5.1 of the Credit Agreement, to an aggregate principal amount equal to $300,000,000.

          (b)     Commitments. For the avoidance of doubt, Schedule 1.1(B) to this Amendment reflects as of the date hereof the respective Commitment of each of the Banks and the addresses for notices with respect to the parties hereto; and, Schedule 1.1(B) to this Amendment hereby amends and restates in its entirety Schedule 1.1(B) to the Credit Agreement.

          (c)     Capital Expenditures and Capital Leases. Section 7.2.18 of the Credit Agreement is hereby amended as follows for the periods set forth directly below in such amended section:

                    “7.2.18 Capital Expenditures and Capital Leases.

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any payments in any fiscal year on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease exceeding the amount set forth in the grid below for the periods specified in such grid (and no unused amount from any period shall be permitted to be carried over to or otherwise utilized in any succeeding period).

Fiscal Year Ending (Nearest)	Maximum Amount of Capital Expenditures

January 31, 2004	$185,000,000
January 31, 2005	$175,000,000
And
For that portion of the Fiscal Year Commencing (Nearest) February 1, 2005, and Continuing through the Revolving Credit Expiration Date	$50,000,000”

                (d)     Quarterly Financial Reporting. Borrower reaffirms Section 7.3.1 of the Credit Agreement [Quarterly Financial Statements]; and, Section 7.3.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.3.10 Quarterly Internally Prepared Financial Statements.

As soon as available and in any event within thirty (30) calendar days after the end of each fiscal quarter in each fiscal year, financial statements of the Company, consisting of a consolidated balance sheet as of the end of such quarter and related consolidated statements of income, stockholders’ equity and cash flows for the quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments and any applicable quarter-end adjustments reflected in the statements provided pursuant to Section 7.3.1) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.”

                (e)     Quarterly Borrowing Base Certificate. Section 7.3.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.3.9 Quarterly Borrowing Base Certificate.

On or before the thirtieth (30th) calendar day after the end of each fiscal quarter of the Company (i) a Borrowing Base Certificate as of the last day of the immediately prior fiscal quarter, and (ii) such further certificates, reports, agings, documents, and information as Administrative Agent may reasonably require. In addition, Borrower may elect to furnish at its option one or more Borrowing Base Certificates more frequently than required by this Section 7.3.9 (and such optional Borrowing Base Certificates furnished in compliance with this sentence shall be deemed to be delivered pursuant to this Section 7.3.9 for the purposes of Section 2.12 and other provisions of this Credit Agreement), provided that in no event without the written consent of the Administrative Agent may Borrower elect to furnish any such optional Borrowing Base Certificate (x) within thirty (30) days before or after the delivery of a Borrowing Base Certificate required to be delivered pursuant to this Section 7.3.9 or (y) more frequently than once during any thirty (30) consecutive day period.”

     (f)     Expiration. The definition of Revolving Credit Expiration Date as set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Expiration Date shall mean, with respect to the Revolving Credit Commitments, May 8, 2005.”

     (g)     Additional Representation and Warranty. The following representation and warranty is added to Section 5 of the Credit Agreement:

“5.1.25 Tax Regulations.

No Loan Party intends to treat any of the Loans or Letters of Credit, or any related transactions contemplated by this Agreement, as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4).”

     (h)     Confidentiality. The following Clause (vi) is added to Section 10.12.1 immediately before the period at the end of the last sentence thereof:

“, or (vi) with respect to the “tax treatment” or “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4, as amended from time to time) of any Loans or Letters of Credit or related transactions and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or any Bank relating to such tax treatment or tax structure, if Treasury Regulation Section 1.6011-4, as amended from time to time, is deemed to apply to any of the Loans or the Letters of Credit or any related transactions contemplated by this Agreement, and provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the exception in this Clause (vi) shall apply only to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, the Letters of Credit, and the transactions contemplated thereby.

3.     Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Banks, after giving effect to this Amendment, as follows:

          (a)     The execution and delivery by the Loan Parties of this Amendment have been duly authorized by all necessary corporate or company, as the case may be, proceedings on the part of each Loan Party; on the date of Borrower’s execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations; and

          (b)     After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

4.      Effectiveness of Amendments.

          (a)     With respect to Clauses (a) through (e) of Section 2 above, this Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent from each of Borrower, the Loan Parties, and the Required Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Administrative Agent) that such party has signed a counterpart hereof.

          (b)     With respect to Clause (f) of Section 2 above, this Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent from each of Borrower, the Loan Parties, and each of the Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Administrative Agent) that such party has signed a counterpart hereof.

          (c)      Upon and to the extent of the effectiveness hereof, the Credit Agreement shall be amended hereby in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant to the Credit Agreement.

5.     Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

6.     Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

7.     Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 20 TO FOURTH AMENDMENT]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

BORROWER:

BIG LOTS STORES, INC. (formerly CONSOLIDATED STORES CORPORATION, an Ohio corporation)

By:	/s/ Jeffrey G. Naylor

Name:	Jeffrey G. Naylor
Title:	Sr. Vice President, CFO

[SIGNATURE PAGE 2 OF 20 TO FOURTH AMENDMENT]

GUARANTORS:

BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a Delaware corporation)

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

MAC FRUGAL’S BARGAINS • CLOSE-OUTS, INC., a Delaware corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

CAPITAL RETAIL SYSTEMS, INC., an Ohio corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

PNS STORES, INC., a California corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

[SIGNATURE PAGE 3 OF 20 TO FOURTH AMENDMENT]

WEST COAST LIQUIDATORS, INC., a California corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

C.S. ROSS COMPANY, an Ohio corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

CSC DISTRIBUTION, INC., an Alabama corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

CLOSEOUT DISTRIBUTION, INC., a Pennsylvania corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC., a Maine corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

[SIGNATURE PAGE 4 OF 20 TO FOURTH AMENDMENT]

TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC., a Delaware corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

MIDWESTERN HOME PRODUCTS, INC., a Delaware corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

MIDWESTERN HOME PRODUCTS COMPANY, LTD., an Ohio corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

CONSOLIDATED PROPERTY HOLDINGS, INC., a Nevada corporation

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

GREAT BASIN LLC, a Delaware limited liability company

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

[SIGNATURE PAGE 5 OF 20 TO FOURTH AMENDMENT]

SONORAN LLC, a Delaware limited liability company

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

SAHARA LLC, a Delaware limited liability company

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

DURANT DC, LLC (formerly DDC, LLC), a Delaware limited liability company

By:	/s/ Jeffrey G. Naylor

Title:	Sr. Vice President, CFO

[SIGNATURE PAGE 6 OF 20 TO FOURTH AMENDMENT]

ADMINISTRATIVE AGENT:

NATIONAL CITY BANK, individually and as Administrative Agent, Lead Arranger and Managing Agent

By:	/s/ Ralph A. Kaparos

Name:	Ralph A. Kaparos
Title:	Senior Vice President

[SIGNATURE PAGE 7 OF 20 TO FOURTH AMENDMENT]

SYNDICATION AGENT:

FLEET NATIONAL BANK, individually and as Syndication Agent and a Managing Agent

By:	/s/ Judith C.E. Kelly

Name:	Judith C.E. Kelly
Title:	Managing Director

[SIGNATURE PAGE 8 OF 20 TO FOURTH AMENDMENT]

OTHER AGENTS:

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, FIRST UNION NATIONAL BANK), individually and as Documentation Agent and a Managing Agent

By:	/s/ William F. Fox

Name:	William F. Fox
Title:	Vice President

[SIGNATURE PAGE 9 OF 20 TO FOURTH AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as a Documentation Agent and a Managing Agent

By:	/s/ Bruce A. Kintner

Name:	Bruce A. Kintner
Title:	Vice President

[SIGNATURE PAGE 10 OF 20 TO FOURTH AMENDMENT]

BANK OF AMERICA, N.A., individually and as a Managing Agent

By:	/s/ Temple Abney

Name:	Temple Abney
Title:	Vice President

[SIGNATURE PAGE 11 OF 20 TO FOURTH AMENDMENT]

THE BANK OF NEW YORK, individually and as a Managing Agent

By:	/s/ William M. Barnum

Name:	William M. Barnum
Title:	Vice President
(212) 635-1019

[SIGNATURE PAGE 12 OF 20 TO FOURTH AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION (formerly FIRSTAR BANK, N.A.), individually and as a Managing Agent

By:	/s/ Thomas L. Bayer

Name:	Thomas L. Bayer
Title:	Vice President

[SIGNATURE PAGE 13 OF 20 TO FOURTH AMENDMENT]

OTHER BANKS:

GUARANTY BANK

By:	/s/ Scott L. Brewer

Name:	Scott L. Brewer
Title:	VP

[SIGNATURE PAGE 14 OF 20 TO FOURTH AMENDMENT]

HIBERNIA NATIONAL BANK

By:	/s/ Laura Watts

Name:	Laura Watts
Title:	Vice President, Portfolio Manager

[SIGNATURE PAGE 15 OF 20 TO FOURTH AMENDMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ David Bacon

Name:	David Bacon
Title:	AVP

[SIGNATURE PAGE 16 OF 20 TO FOURTH AMENDMENT]

THE FIFTH THIRD BANK, CENTRAL OHIO

By:	/s/ Kim Dennis

Name:	Kim Dennis
Title:	Vice President

[SIGNATURE PAGE 17 OF 20 TO FOURTH AMENDMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Steven M. Buehler
Name:	Steven M. Buehler
Title:	Vice President

By:	/s/ Mary D. Falck

Name:	Mary D. Falck
Title:	Senior Vice President

[SIGNATURE PAGE 18 OF 20 TO FOURTH AMENDMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Mark A. Koscielski
Name:	Mark A. Koscielski
Title:	Vice President

[SIGNATURE PAGE 19 OF 20 TO FOURTH AMENDMENT]

SOUTHTRUST BANK

By:	/s/ Jon R. Hauseman
Name:	Jon R. Hauseman
Title:	Group Vice President

[SIGNATURE PAGE 20 OF 20 TO FOURTH AMENDMENT]

HSBC BANK USA

By:	/s/ Douglas D. Smith
Name:	Douglas D. Smith
Title:	Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 — Commitments of Banks and Addresses for Notices to Banks

	Commitment; Amount of Commitment for	Ratable Share;
	Revolving Credit	Revolving Credit
Bank	Loans	Ratable Share

National City Bank 155 East Broad Street Columbus, OH 43251-0034 Attention: Ralph A. Kaparos Telecopy. 614-463-6770 or 8572 Telephone No. 614-463-7296	$43,902,439.02	14.6341463400%

PNC Bank, National Association 201 East Fifth Street, 3rd floor Cincinnati, Ohio 45202-4163 Attention: C. Joseph Richardson Telephone: 513-651-8688 Telecopy: 513-651-8951	$35,121,951.22	11.7073170733%

The Bank of New York One Wall Street, 8th Floor New York, NY 10286 Attention: William Barnum Telephone: 212-635-1019 Telecopy: 212-635-1483	$24,250,871.08	8.0836236933%

Wachovia Bank, National Association (formerly First Union National Bank) 1 South Penn Square 12th floor Widener Building PA 4830 Philadelphia, PA 19107 Attention: Susan Vitale Telephone: 215-973-8347 Telecopy: 215-973-1887	$23,414,634.15	7.8048780500%

U.S. Bank National Association (formerly Firstar Bank, N.A.) 7th & Washington St. Louis, MO 63101 Attention: Thomas Bayer Telephone: 314-418-3993 Telecopy: 314-418-1963	$29,268,292.68	9.7560975600%

SCHEDULE 1.1(B)-1

	Commitment; Amount of Commitment for	Ratable Share;
	Revolving Credit	Revolving Credit
Bank	Loans	Ratable Share
Fleet National Bank Mail Stop: MA OF D071 One Federal Street Boston, MA 02110-2010 Attention: Judy C.E. Kelly Telephone: 617-434-5280 Telecopy: 617-434-6685	$29,268,292.68	9.7560975600%

Bank of America, N.A. 901 Main Street, 67th floor Dallas, TX 75202 Attention: Amy Krovocheck Telephone: 214-209-0193 Telecopy: 214-209-0980	$15,052,264.81	5.0174216033%

The Huntington National Bank 41 S. High Street, HC0810 Columbus, OH 43287 Attention: Mark Koscielski Telephone: 614-480-4841 Telecopy: 614-480-4814	$14,634,146.34	4.8780487800%

SouthTrust Bank One Georgia Center 600 West Peachtree Street, 27th floor Atlanta, Georgia 30308 Attention: Jon Hauseman Telephone: 404-853-5778 Telecopy: 404-853-5766	$14,634,146.34	4.8780487800%

Wells Fargo Bank, National Association 230 West Monroe Street, Suite 2900 Chicago, Illinois 60606 Attention: Scott Miller Telephone: 312-845-4522 Telecopy: 312-553-4783	$14,634,146.34	4.8780487800%

The Fifth Third Bank, Central Ohio 21 East State Street, 7th floor Columbus, OH 43215 Attention: Ted Lape Telephone: 614-233-3982 Telecopy: 614-341-2606	$15,888,501.74	5.2961672467%

SCHEDULE 1.1(B)-2

	Commitment; Amount
	of Commitment for	Ratable Share;
	Revolving Credit	Revolving Credit
Bank	Loans	Ratable Share

Guaranty Bank 333 Clay Street, Suite 4430 Houston, TX 77002 Attention: Scott Brewer Telephone: 713-890-8859 Telecopy: 713-859-0765	$11,707,317.07	3.9024390233%

LaSalle Bank National Association 135 South LaSalle Street, Suite 1152 Chicago, Illinois 60603 Attention: Chip Campbell Telephone: 312-904-4497 Telecopy: 312-904-0409	$16,097,560.98	5.3658536600%

Hibernia National Bank 313 Carondlet Street 6th Floor New Orleans, LA 70130 Attention: Lloyd Drumm Telephone: 504-533-2263 Telecopy: 504-533-5344	$6,271,777.00	2.0905923333%

HSBC Bank USA One HSBC Center Buffalo, NY 14203 Attention: Douglas D. Smith Telephone: 716-841-7411 Telecopy: 716-841-6782	$5,853,658.54	1.9512195133%

TOTAL:	$300,000,000.00	100.0000000000%

Part II — Address for Notices to Borrower and Guarantors

Big Lots Stores, Inc.
300 Phillipi Road
Columbus, Ohio 43228-5311
Attn.: Jeffrey G. Naylor, Sr. Vice President & CFO

SCHEDULE 1.1(B)-3